================================================================================

--------------------------------------------------------------------------------
                                 ANNUAL REPORT
--------------------------------------------------------------------------------
                                 April 30, 2002
--------------------------------------------------------------------------------

                                   Value Line
                                   Convertible
                                   Fund, Inc.

                                     [LOGO]
                                   ----------
                                   VALUE LINE

                                     No-Load
                                     Mutual
                                      Funds

Value Line Convertible Fund, Inc.

                                                               To Our Value Line
================================================================================

To Our Shareholders:

We are pleased to report that your Fund performed better than the unmanaged S&P 500 Index(1) for the one year ended April 30, 2002. This outperformance was due to an overweighting of more defensive securities, characterized by greater price stability, in a year of declining, volatile equity markets.

                                                                      Year ended
                                                                       4/30/02
                                                                      ----------
Value Line Convertible Fund .............................               -5.24%
S&P 500(1) ..............................................              -12.63%

Like the annual period before, the fiscal year ended on April 30, 2002, was a period of weak equity performance, marked by dramatic market swings, most particularly, as a result of the sad and tragic events of September 11th. The five-month period, prior to September 11th, was generally a weak one as stocks trended downward, culminating in a dramatic sell-off, following September 11th. Soon thereafter, stocks did mount a recovery into March of 2002, before declining during the month of April.

Interest rates were also volatile during the period, as represented by the benchmark 10-year Treasury note, which saw interest rates fall from May to November, from 5.52% to 4.31% and then climb to 5.43% in the beginning of April, only to drop again, ending at 5.09% on April 30, 2002.

In seeking a strong return, your Fund benefited from its holdings in the defense, healthcare and retail sectors, but was hurt by its technology holdings.

The outlook for the markets is mixed due to the uncertainty over the strength of the economic recovery. The equity markets have had difficulty mounting a sustainable rally due to this uncertainty, in addition to world military tensions and terrorist fears, some disappointing corporate earnings and concerns over the credibility of corporate earnings and balance sheets. The equity markets will, most likely, continue to be range-bound and volatile.

Our current strategy is to select lower-risk convertibles with good liquidity, strong capitalization, and solid credit worthiness that offer favorable prospects for market appreciation. Favorable prospects, in our view, represent a balance between securities with solid fundamentals and a high rank in the Value Line Convertible Survey.

As always, your confidence in Value Line is appreciated and we look forward to serving your future investment needs.

                     Sincerely,


                     /s/ Jean Bernhard Buttner

                     Jean Bernhard Buttner
                     Chairman and President

June 4, 2002

--------------------------------------------------------------------------------

(1) The Standard & Poor's 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.


--------------------------------------------------------------------------------
2

                                               Value Line Convertible Fund, Inc.

Convertible Fund, Inc. Shareholders
================================================================================

Economic Observations

The U.S. economic recovery, which began tentatively late last year, accelerated markedly during the first quarter of this year, as the nation's gross domestic product roared ahead at a vigorous 5.6% rate. Now, following this eyecatching opening-quarter performance, which was helped by inventory building, as manufacturers in certain industries increased production in order to restock their depleted warehouses, we would expect growth to settle into a modest, but sustainable, 3%-4% range over the balance of this year. Looking forward, we believe that consumer spending will remain a larger factor in the economy's improvement in 2002 than will capital spending, particularly as far as the slumping high-tech sector is concerned. Our forecast assumes that oil supples will remain adequate, notwithstanding the turmoil in the Middle East.

Inflation, meantime, remains muted, thanks, in part, to continued declining labor costs. Adequate supplies of raw materials are also helping to keep the costs of production low. We caution, though, that as the economy moves further along the recovery road over the next year or two, some modest increases in pricing pressures may evolve. Absent a more vigorous business recovery than we now expect, or a prolonged rise in oil prices, however, inflation should remain on the modest side through 2003, and perhaps beyond.

Finally, the Federal Reserve, which had been aggressive in reducing interest rates in order to promote stronger economic activity, has completed its extended rate reduction cycle. We believe the Fed will now follow a stable rate course for several months, before rising business activity encourages it to begin lifting borrowing costs modestly later in the year.


--------------------------------------------------------------------------------

Value Line Convertible Fund, Inc.

================================================================================
         COMPARISON OF A CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
            VALUE LINE CONVERTIBLE FUND, INC. AND THE S&P 500 INDEX+

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                   $ Value               $ Value
                                 Value Line              S&P 500
              Date         Convertible Fund, Inc.         Index
              ----         ----------------------         -----
             5/1/1992              10,000                10,000
            7/31/1992              10,301                10,304
           10/31/1992              10,601                10,247
            1/31/1993              11,579                10,815
            4/30/1993              11,816                10,923
            7/31/1993              12,478                11,203
           10/31/1993              12,859                11,778
            1/31/1994              13,148                12,208
            4/30/1994              12,466                11,505
            7/31/1994              12,486                11,781
           10/31/1994              12,431                12,234
            1/31/1995              12,448                12,273
            4/30/1995              13,281                13,514
            7/31/1995              14,285                14,858
           10/31/1995              14,207                15,468
            1/31/1996              15,418                17,018
            4/30/1996              16,743                17,597
            7/31/1996              16,507                17,319
           10/31/1996              17,699                19,195
            1/31/1997              18,479                21,501
            4/30/1997              18,216                22,017
            7/31/1997              20,429                26,346
           10/31/1997              20,949                25,358
            1/31/1998              21,294                27,286
            4/30/1998              22,777                31,061
            7/31/1998              21,859                31,429
           10/31/1998              19,656                30,934
            1/31/1999              21,982                36,150
            4/30/1999              21,720                37,839
            7/31/1999              22,251                37,778
           10/31/1999              23,949                38,874
            1/31/2000              28,902                39,891
            4/30/2000              28,934                41,671
            7/31/2000              28,033                41,169
           10/31/2000              28,022                41,242
            1/31/2001              26,999                39,531
            4/30/2001              25,643                36,266
            7/31/2001              24,755                35,269
           10/31/2001              23,853                30,971
            1/31/2002              24,609                33,148
            4/30/2002              24,300                31,687

--------------------------------------------------------------------------------
                             From 5/1/92 to 4/30/02

Performance Data:*

                                                                 Value of an
                                             Average Annual   Assumed Investment
                                              Total Return        of $10,000
                                             --------------   ------------------
 1 year ended 3/31/02.......................       2.76%            $10,276
 5 years ended 3/31/02......................       6.29%             13,564
10 years ended 3/31/02......................       9.26%             24,236

--------------------------------------------------------------------------------

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The average annual total returns at April 30, 2002 for the one-year, five-year and ten-year periods were -5.24%, 5.93% and 9.28%, respectively. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.

+ The S&P 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.


--------------------------------------------------------------------------------
4

                                               Value Line Convertible Fund, Inc.

Schedule of Investments                                           April 30, 2002
================================================================================

 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------

CONVERTIBLE CORPORATE BONDS &
   NOTES (55.8%)

            ADVERTISING (3.0%)
$  500,000  Interpublic Group of Companies, Inc. 1.800%,
               9/16/04 ..........................................    $  480,625
   250,000  Lamar Advertising Co. 5 1/4%, 9/15/06 ...............       274,375
   300,000  Omnicom Group, Inc. Zero Coupon, 2/7/31 .............       301,125
   700,000  Young & Rubicam, Inc. 3%, 1/15/05 ...................       667,625
                                                                     ----------
                                                                      1,723,750

            AEROSPACE/DEFENSE (1.6%)
   700,000  L-3 Communications Holdings, Inc. 4%, 9/15/11 .......       931,000

            APPAREL (0.9%)
 1,000,000  Jones Apparel Group, Inc. Zero Coupon, 2/1/21 .......       533,750

            CABLE TV (2.0%)
   350,000  Charter Communications, Inc. 5 3/4%, 10/15/05 .......       276,500
 1,000,000  EchoStar Communications Corp. 4 7/8%, 1/1/07 ........       887,500
                                                                     ----------
                                                                      1,164,000

            COMPUTER SOFTWARE & SERVICES (2.3%)
   250,000  Affiliated Computer Services, Inc. 3 1/2%, 2/15/06 ..       347,813
   500,000  Mercury Interactive Corp.  4 3/4%, 7/1/07 ...........       431,250
   250,000  Symantec Corp. 3%, 11/1/06  .........................       312,187
   250,000  Veritas Software Corp. 1.856%, 8/13/06 ..............       240,625
                                                                     ----------
                                                                      1,331,875

            DIVERSIFIED COMPANY (0.5%)
   400,000  SPX Corp. Zero Coupon, 2/6/21 .......................       293,500

            DRUG (2.0%)
 1,000,000  ALZA Corp. Zero Coupon, 7/28/20 .....................       887,500
   200,000  Cell Therapeutics, Inc. 5 3/4%, 6/15/08 .............       133,500
   200,000  IVAX Corp. 4 1/2%, 5/15/08  .........................       150,750
                                                                     ----------
                                                                      1,171,750

            E-COMMERCE (1.3%)
   500,000  BEA Systems, Inc. 4%, 12/15/06 ......................       413,750
   500,000  i2 Technologies, Inc. 5 1/4%, 12/15/06 ..............       375,000
                                                                     ----------
                                                                        788,750

            ELECTRICAL EQUIPMENT (1.1%)
 1,000,000  Corning Inc. Zero Coupon, 11/8/15 ...................       500,000
   150,000  Semtech Corp. 4 1/2%, 2/1/07 ........................       150,188
                                                                     ----------
                                                                        650,188

            ELECTRONICS (1.3%)
 1,100,000  Arrow Electronics, Inc. Zero Coupon, 2/21/21 ........       507,375
   300,000  FEI Company 5 1/2%, 8/15/08 .........................       272,625
                                                                     ----------
                                                                        780,000

            ENTERTAINMENT (2.0%)
   800,000  Jacor Communications, Inc. Zero Coupon, 2/9/18 ......       386,000
   500,000  Liberty Media Corp.  (convertible into Motorola,
              Inc.) 3 1/2%, 1/15/31 .............................       379,375
   400,000  Liberty Media Corp.  (convertible into Viacom,
              Inc. Class "B") 3 1/4%, 3/15/31 ...................       405,500
                                                                     ----------
                                                                      1,170,875


--------------------------------------------------------------------------------

Value Line Convertible Fund, Inc.

Schedule of Investments
================================================================================

 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------

            FINANCIAL SERVICES-DIVERSIFIED (5.1%)
$  400,000  Affiliated Managers Group, Inc. Zero Coupon, 5/7/21 ..    $  369,000
 1,300,000  American International Group, Inc. Zero
               Coupon, 11/9/31 ...................................       775,125
   250,000  Bisys Group, Inc. (The) 4%, 3/15/06 ..................       301,250
 1,000,000  Cendant Corp. Zero Coupon, 2/13/21 ...................       697,500
 1,000,000  Loews Corp. 3 1/8%, 9/15/07 ..........................       863,750
                                                                      ----------
                                                                       3,006,625

            FOREIGN TELECOMMUNICATIONS (1.1%)
   250,000  Nortel Networks Corp. Series 144A, 4 1/4%, 9/1/08* ...       158,437
   350,000  Telefonos de Mexico S.A. de CV 4 1/4%, 6/15/04 .......       467,688
                                                                      ----------
                                                                         626,125

            HOMEBUILDING (1.4%)
 1,800,000  Lennar Corp. Zero Coupon, 4/4/21 .....................       789,750

            HOTEL/GAMING (1.4%)
   850,000  Hilton Hotels Corp. 5%, 5/15/06 ......................       830,875

            INDUSTRIAL SERVICES (0.4%)
   350,000  Quanta Services, Inc. 4%, 7/1/07 .....................       253,750

            INFORMATION SERVICES (0.8%)
   500,000  Getty Images, Inc. 5%, 3/15/07 .......................       451,250

            MACHINERY (0.3%)
   200,000  Brooks Automation, Inc. 4 3/4%, 6/1/08 ...............       176,000

            MEDICAL SERVICES (3.4%)
   250,000  Community Health Systems, Inc. 4 1/4%, 10/15/08 ......       269,375
   600,000  Health Management Associates, Inc. 1/4%, 8/16/20 .....       414,750
   250,000  Province Healthcare Co. 4 1/2%, 11/20/05 .............       290,000
   500,000  Total Renal Care Holdings, Inc. 7%, 5/15/09 ..........       503,750
   900,000  Universal Health Services, Inc. 0.426%, 6/23/20 ......       537,750
                                                                      ----------
                                                                       2,015,625

            MEDICAL SUPPLIES (1.1%)
   250,000  Affymetrix, Inc. 5%, 10/1/06 .........................       212,813
   250,000  AmeriSource Health Corp. 5%, 12/1/07 .................       405,312
                                                                      ----------
                                                                         618,125

            METALS & MINING-DIVERSIFIED (1.0%)
 1,000,000  Inco Ltd. Zero Coupon, 3/29/21 .......................       596,250

            NATURAL GAS-DIVERSIFIED (0.7%)
 1,000,000  El Paso Corporation Zero Coupon, 2/28/21 .............       418,750

            OILFIELD SERVICES/EQUIPMENT (0.3%)
   250,000  Hanover Compressor Co. 4 3/4%, 3/15/08 ...............       202,812

            PETROLEUM-INTEGRATED (1.0%)
   500,000  Kerr-McGee Corp. 5 1/4%, 2/15/10 .....................       573,125

            PETROLEUM-PRODUCING (1.2%)
 1,000,000  Anadarko Petroleum Corp. Zero Coupon, 3/7/20 .........       673,750

            RAILROAD (0.9%)
   600,000  CSX Corp. Zero Coupon, 10/30/21 ......................       506,250


--------------------------------------------------------------------------------
6

                                               Value Line Convertible Fund, Inc.

                                                                  April 30, 2002
================================================================================

 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------

            RETAIL BUILDING SUPPLY (0.7%)
$  550,000  Lowes Companies, Inc. Zero Coupon, 2/16/21 ...........    $  422,125

            RETAIL-SPECIAL LINES (2.6%)
   700,000  AnnTaylor Stores Corp. 0.550%, 6/18/19 ...............       454,125
   500,000  School Speciality, Inc. 6%, 8/1/08 ...................       564,375
   600,000  TJX Companies, Inc. (The) Zero Coupon, 2/13/21 .......       480,750
                                                                      ----------
                                                                       1,499,250

            RETAIL STORE (1.3%)
   300,000  Costco Companies Inc. Zero Coupon 8/19/17 ............       275,625
   500,000  Penney (J.C.) Co., Inc. 5%, 10/15/08 .................       485,000
                                                                      ----------
                                                                         760,625

            SECURITIES BROKERAGE (0.5%)
   600,000  Legg Mason, Inc. Zero Coupon, 6/6/31 .................       288,750

            SEMICONDUCTOR (3.9%)
   200,000  Amkor Technology, Inc. 5 3/4%, 6/1/06 ................       178,000
   500,000  ASM Lithography Holding N.V. Series 144A,
               4 1/4%, 11/30/04* .................................       479,375
   250,000  Burr-Brown Corp. 4 1/4%, 2/15/07 .....................       265,000
   600,000  Conexant Systems, Inc. 4%, 2/1/07 ....................       388,500
   500,000  Cypress Semiconductor Corp. 4%, 2/1/05 ...............       453,750
   250,000  International Rectifier Corp. 4 1/4%, 7/15/07 ........       233,437
   300,000  Lattice Semiconductor Corp. 4 3/4%, 11/1/06 ..........       274,125
    15,000  TranSwitch Corp. 4 1/2%, 9/12/05 .....................        10,069
                                                                      ----------
                                                                       2,282,256

            SEMICONDUCTOR CAPITAL EQUIPMENT (1.3%)
   500,000  Atmel Corp. Zero Coupon, 4/21/18 .....................       280,000
   500,000  Lam Research Corp. 4%, 6/1/06 ........................       475,000
                                                                      ----------
                                                                         755,000

            SHOE (0.9%)
   500,000  Reebok International Ltd. 4 1/4%, 3/1/21 .............       515,000

            TELECOMMUNICATIONS EQUIPMENT (1.5%)

   250,000  CIENA Corp. 3 3/4%, 2/1/08  ..........................       160,000
 1,000,000  Juniper Networks, Inc. 4 3/4%, 3/15/07 ...............       737,500
                                                                      ----------
                                                                         897,500

            TELECOMMUNICATION SERVICES (1.8%)
 1,000,000  Bell Atlantic Financial Services Inc. Series 144A,
               4 1/4%, 9/15/05* ..................................     1,003,800
   500,000  ITC DeltaCom, Inc. 4 1/2%, 5/15/06 ...................        18,750
                                                                      ----------
                                                                       1,022,550

            TRUCKING/TRANSPORTATION LEASING (1.7%)
 1,000,000  United Parcel Service, Inc. 1 3/4%, 9/27/07 ..........     1,012,500

            WIRELESS NETWORKING (1.5%)
 1,000,000  RF Micro Devices Inc. 3 3/4%, 8/15/05 ................       856,250
                                                                      ----------

            TOTAL CONVERTIBLE CORPORATE BONDS & NOTES
            (Cost $33,656,193) ...................................    32,590,306
                                                                      ----------


--------------------------------------------------------------------------------

Value Line Convertible Fund, Inc.

Schedule of Investments
================================================================================

  Shares                                                                Value
--------------------------------------------------------------------------------

CONVERTIBLE PREFERRED
   STOCKS (23.2%)

           AEROSPACE/DEFENSE (0.5%)
   4,000   Raytheon Co. 8 1/4%, Pfd. .............................    $  280,960

           AUTO & TRUCK (0.7%)
  10,000   General Motors Corp. 4 1/2%, Series "A" Pfd. ..........       279,400
   5,000   General Motors Corp. 5 1/4%, Series "B" Pfd. ..........       143,750
                                                                      ----------
                                                                         423,150

           BANK (0.4%)
   8,000   National Australia Bank Ltd. 7 7/8%,
              Exchangeable Pfd. ..................................       268,000

           CABLE TV (0.5%)
  12,500   Equity Securities Trust I 6 1/2%, Exchangeable
              Pfd. (exchangeable into Cablevision Systems
              Corp.- New York Group Class "A" common) ............       326,250

           COMPUTER SOFTWARE & SERVICES (1.5%)
  13,000   Electronic Data Systems Corp. 7 5/8%, Pfd. ............       625,300
  24,500   Morgan Stanley Dean Witter & Co. 8%, Exchangable
              Pfd. (exchangeable into Oracle Corp. common) .......       273,910
                                                                      ----------
                                                                         899,210

           ELECTRIC UTILITY-EAST (2.1%)
  10,000   Dominion Resources, Inc. 9 1/2%, Pfd. .................       622,700
  10,000   FPL Group, Inc. 8 1/2%, Pfd. ..........................       587,400
                                                                      ----------
                                                                       1,210,100

           ELECTRONICS (0.7%)
  10,000   Titan Capital Trust  5 3/4%, Pfd. .....................       412,500

           FINANCIAL SERVICES-DIVERSIFIED (0.2%)
   2,000   Capital One Financial Corp. 6 1/4%, Pfd. ..............        95,250

           HOUSEHOLD PRODUCTS(0.9%)
  12,000   Newell Financial Trust I 5 1/4%, Pfd. .................       510,000

           INDUSTRIAL SERVICES (0.4%)
  11,200   AMDOCS 6 3/4%,  Pfd. ..................................       230,944

           INSURANCE-LIFE (0.4%)
     200   Prudential Financial, Inc. 6 3/4%, Pfd. ...............        11,302
   5,000   Reinsurance Group of America, Inc. 5 3/4%, Pfd. .......       248,125
                                                                      ----------
                                                                         259,427

           INSURANCE-PROPERTY/CASUALTY (0.6%)
   4,000   ACE Ltd. 8 1/4%, Pfd. .................................       343,320

           MACHINERY (1.2%)
   8,000   Cummins, Inc. Capital Trust I 7%, Pfd. ................       441,000
   7,000   United Rentals Trust I 6 1/2%, Pfd. ...................       284,375
                                                                      ----------
                                                                         725,375

           MEDICAL SERVICES (0.6%)
   4,000   Anthem, Inc. 6%, Pfd. .................................       343,640

           MEDICAL SUPPLIES (1.0%)
  10,000   Mckesson Financing Trust 5%, Pfd. .....................       573,750

           OILFIELD SERVICES/EQUIPMENT (0.5%)
   6,000   EVI, Inc. 5%, Pfd. ....................................       310,500


--------------------------------------------------------------------------------
8

                                               Value Line Convertible Fund, Inc.

                                                                  April 30, 2002
================================================================================

  Shares                                                                Value
--------------------------------------------------------------------------------
           PACKAGING & CONTAINER (1.9%)
   9,000   Owens-Illinois, Inc. $2.375 Pfd. ......................    $  213,750
  20,000   Sealed Air Corp. $2.00 exchangeable Series "A"
               Pfd ...............................................       885,000
                                                                      ----------
                                                                       1,098,750

           PAPER & FOREST PRODUCTS (1.7%)
  10,000   Boise Cascade Corp. 7 1/2%, Pfd. ......................       534,500
  10,000   International Paper Capital Trust 5.25%, Pfd. .........       460,000
                                                                      ----------
                                                                         994,500

           PETROLEUM-INTEGRATED (0.6%)
  10,000   VEC Trust I  7 3/4%, Unit (consisting of 1
              contract to purchase Valero Energy Corp.
              common and 1 trust preferred security) .............       334,500

           PHARMACY SERVICES (1.0%)
   5,000   Express Scripts 7%, Pfd. ..............................       567,070

           POWER INDUSTRY (0.7%)
   5,000   AES Trust VII 6%, Pfd. ................................       108,750
   8,000   Mirant Trust I 6 1/4%, Series "A" Pfd. ................       304,880
                                                                      ----------
                                                                         413,630

           RAILROAD (0.9%)
  10,500   Union Pacific Capital Trust 6 1/4%, Pfd. ..............       506,625

           R.E.I.T. (0.2%)
   4,700   General Growth Properties, Inc. 7 1/4%, Pfd. ..........       135,595

           TELECOMMUNICATIONS EQUIPMENT (0.4%)
     250   Lucent Technologies Inc. 8%, Series 144A Pfd.* ........       227,450

           TELECOMMUNICATION SERVICES (0.4%)
   5,000   MediaOne Group, Inc. 7%, Exchangeable Pfd.
              (exchangeable into Vodafone Group Plc common) ......        85,700
  10,000   Sprint Corporation 7 1/8%, Unit (consisting of 1
              contract to purchase Sprint Corporation PCS
              Group common, series 1 and $25,000 par amount
              of senior notes issued by Sprint Capital
              Corporation) .......................................       143,900
                                                                      ----------
                                                                         229,600

           THRIFT (3.2%)
  10,000   Sovereign Capital Trust II 7 1/2%, Pfd. ...............       800,000
  20,000   Washington Mutual Capital Trust I 5 3/8%, Pfd.* .......     1,062,500
                                                                      ----------
                                                                       1,862,500
                                                                      ----------

           TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost $13,687,575) .................................    13,582,596
                                                                      ----------


--------------------------------------------------------------------------------
9

Value Line Convertible Fund, Inc.

Schedule of Investments                                           April 30, 2002
================================================================================

  Shares                                                                Value
--------------------------------------------------------------------------------

COMMON STOCKS (3.0%)

           AEROSPACE/DEFENSE (0.5%)
   3,000   Boeing Co. ............................................   $   133,800
   4,000   Raytheon Co. ..........................................       169,200
                                                                     -----------
                                                                         303,000

           AIR TRANSPORT (0.2%)
              4,000 Continental Airlines, Inc.
              Class "B" + ........................................       104,000

           AUTO PARTS-ORIGINAL EQUIPMENT (0.4%)
   4,000   Lear Corp. + ..........................................       205,640

           DRUG (0.2%)
   4,000   King Pharmaceuticals, Inc.+ ...........................       125,360

           ENTERTAINMENT (0.2%)
   2,000   Clear Channel Communications, Inc. + ..................        93,900

           GROCERY (0.3%)
   4,000   Safeway Inc. + ........................................       167,800

           HOMEBUILDING (0.2%)
   5,000   D.R.Horton, Inc. ......................................       129,000

           OILFIELD SERVICES/ EQUIPMENT (0.3%)
   4,000   Weatherford International, Inc. + .....................       199,480

           PETROLEUM-INTEGRATED (0.4%)
   5,000   Enbridge Energy Partners, L.P. ........................       231,050

           PUBLISHING (0.3%)
   4,000   Deluxe Corp. ..........................................       175,520
                                                                     -----------
           TOTAL COMMON STOCKS
              (Cost $1,775,246) ..................................     1,734,750
                                                                     -----------
           TOTAL INVESTMENT SECURITIES (82.0%)
              (Cost $49,119,014) .................................   $47,907,652
                                                                     -----------

  Principal
    Amount                                                              Value
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (9.2%)
(including accrued interest)
$2,400,000 Collateralized by $2,285,000 U.S. Treasury
              Bonds 6 1/4%, due 8/15/23, with a value of
              $2,450,580 (with Morgan Stanley Dean Witter & Co.,
              1.80%, dated 4/30/02, due 5/1/02, delivery value
              $2,400,120) ........................................   $ 2,400,120
 3,000,000 Collateralized by $2,790,000 U.S. Treasury Notes
              7 1/4%, due 8/15/04, with a value of $3,061,524
              (with State Street Bank & Trust Company, 1.82%,
              dated 4/30/02, due 5/1/02, delivery
              value $3,000,152) ..................................     3,000,152
                                                                     -----------
                                                                       5,400,272
                                                                     -----------

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (8.8%) ............     5,156,043
                                                                     -----------
NET ASSETS (100.0%) ..............................................   $58,463,967
                                                                     ===========
NET ASSET VALUE,
  OFFERING AND REDEMPTION PRICE PER
  OUTSTANDING SHARE $58,463,967 / 5,330,952
  shares outstanding) ............................................        $10.97
                                                                     ===========

* Pursuant to Rule 144A under the Securities Act of 1933, this Security can only be sold to qualified institutional investors.

+     Non-income producing security

See Notes to Financial Statements.


--------------------------------------------------------------------------------
10

                                               Value Line Convertible Fund, Inc.

Statement of Assets and Liabilities
at April 30, 2002
================================================================================

Assets:
Investment securities, at value (Cost-$49,119,014) .......         $ 47,907,652
Repurchase agreement (Cost-$5,400,272) ...................            5,400,272
Cash .....................................................               93,096
Receivable for capital shares sold .......................            4,751,300
Receivable for securities sold ...........................              381,513
Interest and dividends receivable ........................              301,450
                                                                   ------------
    Total Assets .........................................           58,835,283
                                                                   ------------

Liabilities:
Payable for securities purchased .........................              283,250
Payable for capital shares repurchased ...................               15,404
Accrued expenses:
   Advisory fee ..........................................               35,255
   Service and distribution plan fees payable ............               11,752
   Other .................................................               25,655
                                                                   ------------
    Total Liabilities ....................................              371,316
                                                                   ------------
Net Assets ...............................................         $ 58,463,967
                                                                   ============

Net assets consist of:
Capital stock, at $1.00 par value (authorized 50,000,000,
   outstanding 5,330,952 shares) .........................         $  5,330,952
Additional paid-in capital ...............................           56,123,152
Undistributed net investment income ......................              127,982
Accumulated net realized loss on investments .............           (1,906,757)
Net unrealized depreciation of investments ...............           (1,211,362)
                                                                   ------------
Net Assets ...............................................         $ 58,463,967
                                                                   ============
Net Asset Value, Offering and Redemption Price per
    Outstanding Share ($58,463,967 / 5,330,952 shares
    outstanding) .........................................               $10.97
                                                                   ============

Statement of Operations for the
Year Ended April 30, 2002
================================================================================

Investment Income:
Interest .................................................         $  1,976,756
Dividends ................................................              614,008
                                                                   ------------
    Total Income .........................................            2,590,764
                                                                   ------------

Expenses:
Advisory fee .............................................              447,262
Service and distribution plan fee ........................              149,087
Auditing and legal fees ..................................               48,261
Transfer agent ...........................................               33,568
Custodian fees ...........................................               29,011
Directors' fees and expenses .............................               22,359
Registration and filing fees .............................               21,267
Printing .................................................               18,068
Postage ..................................................                8,502
Telephone ................................................                3,541
Insurance, dues and other ................................                2,906
                                                                   ------------
    Total Expenses before custody
      credits ............................................              783,832
    Less: custody credits ................................               (4,113)
                                                                   ------------
    Net Expenses .........................................              779,719
                                                                   ------------
Net Investment Income ....................................            1,811,045
                                                                   ------------
Net Realized and Unrealized Loss on Investments:
    Net Realized Loss ....................................           (1,295,100)
    Change in Net Unrealized Appreciation
      (Depreciation) .....................................           (3,948,736)
                                                                   ------------
Net Realized Loss and Change in Net Unrealized
    Appreciation (Depreciation) on Investments ...........           (5,243,836)
                                                                   ------------
Net Decrease in Net Assets from Operations ...............         $ (3,432,791)
                                                                   ============

See Notes to Financial Statements.


--------------------------------------------------------------------------------

Value Line Convertible Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended April 30, 2002 and 2001
================================================================================

                                                                    Year Ended       Year Ended
                                                                     April 30,        April 30,
                                                                       2002             2001
                                                                   ------------------------------
Operations:
   Net investment income .......................................   $   1,811,045    $   2,819,327
   Net realized (loss) gain on investments .....................      (1,295,100)         984,177
   Change in net unrealized appreciation (depreciation) ........      (3,948,736)     (11,310,861)
                                                                   ------------------------------
   Net decrease in net assets from operations ..................      (3,432,791)      (7,507,357)
                                                                   ------------------------------

Distributions to Shareholders:
   Net investment income .......................................      (2,090,104)      (2,864,527)
   Net realized gain from investment transactions ..............      (1,316,978)      (9,440,297)
                                                                   ------------------------------
   Total distributions .........................................      (3,407,082)     (12,304,824)
                                                                   ------------------------------

Capital Share Transactions:
   Proceeds from sale of shares ................................     148,366,625      538,707,043
   Proceeds from reinvestment of distributions to shareholders .       3,012,150       10,356,764
   Cost of shares repurchased ..................................    (153,314,827)    (565,770,402)
                                                                   ------------------------------
   Net decrease from capital share transactions ................      (1,936,052)     (16,706,595)
                                                                   ------------------------------

Total Decrease in Net Assets ...................................      (8,775,925)     (36,518,776)
Net Assets:
   Beginning of year ...........................................      67,239,892      103,758,668
                                                                   ------------------------------
   End of year .................................................   $  58,463,967    $  67,239,892
                                                                   ==============================
Undistributed net investment income, at end of year ............   $     127,982    $     334,055
                                                                   ==============================

See Notes to Financial Statements.


--------------------------------------------------------------------------------
12

                                               Value Line Convertible Fund, Inc.

Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

Value Line Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose investment objective is to seek high current income together with capital appreciation. The Fund seeks to accomplish its objective by investing primarily in convertible securities.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities traded in over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund, are valued at fair value as the Board of Directors may determine in good faith. Short-term investments that mature in less than 60 days are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term exceeds 60 days.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Permanent differences are reclassified within the capital accounts based on their federal tax basis treatment. Temporary differences do not require reclassification.

(E) Amortization. As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment companies and began amortizing premiums on debt securities. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis. Prior to April 30, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $142,760 reduction in the cost of securities and a corresponding $142,760


--------------------------------------------------------------------------------

Value Line Convertible Fund, Inc.

Notes to Financial Statements
================================================================================

increase in unrealized appreciation, based on securities held by the Fund on May 1, 2001.

The effect of this change for the period ended April 30, 2002 was to decrease net investment income by $223,399 decrease net unrealized depreciation by $7,121 and decrease net realized loss by $216,278. The statement of changes in net assets and financial highlights for prior years have not been restated to reflect this change in accounting policy.

2. Capital Share Transactions

Transactions in capital stock were as follows:

                                                      Years Ended April 30,
                                                       2002           2001
                                                   --------------------------
Shares sold ....................................    13,096,888     35,397,855
Shares issued to shareholders in reinvestment of
   dividends ...................................       270,210        839,403
                                                   --------------------------
                                                    13,367,098     36,237,258

Shares repurchased .............................    13,517,566     37,023,830
                                                   --------------------------
Net decrease ...................................      (150,468)      (786,572)
                                                   ==========================

3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                                     Year Ended
                                                                      April 30,
                                                                        2002
                                                                     -----------
PURCHASES:

Investment Securities .................................              $35,703,824
                                                                     ===========
SALES OR REDEMPTIONS:
Investment Securities .................................              $47,773,723
                                                                     ===========

4. Income Taxes:

At April 30, 2002, information on the tax components of capital is as follows:

Cost of investment for tax purposes ...................             $54,669,167
                                                                    ===========

Gross tax unrealized appreciation .....................             $ 2,477,946
Gross tax unrealized depreciation .....................              (3,839,189)
                                                                    -----------
Net tax unrealized depreciation on investments ........             $(1,361,243)
                                                                    ===========
Undistributed ordinary income .........................             $   277,862
                                                                    ===========
Capital loss carryforward expiring April 30, 2009 .....             $   205,636
                                                                    ===========

Net investment income and net realized gain (loss) differ for financial statement and tax purposes primarily due to differing treatment of bond premiums.

During the year ended April 30, 2002, as permitted under federal income tax regulations, the Fund elected to defer $1,701,121 of post-October net capital losses to the next taxable year.

To the extent future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to the shareholders.

The tax composition of distribution were:

Ordinary income .......................................              $ 2,090,636
Long-term capital gains ...............................                1,316,446
                                                                     -----------
Total distributions ...................................              $ 3,407,082
                                                                     ===========


--------------------------------------------------------------------------------
14

                                               Value Line Convertible Fund, Inc.

                                                                  April 30, 2002
================================================================================

5. Investment Advisory Contract, Management Fees, and Transactions with
   Affiliates

An advisory fee of $447,262 was paid or payable to Value Line, Inc. (the Adviser), for the year ended April 30, 2002. This was computed at the annual rate of 3/4 of 1% of average daily net assets during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the Plan), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. For the year ended April 30, 2002, fees amounting to $149,087 were paid or payable to the Distributor under the Plan.

For the year ended April 30, 2002, the Fund's expenses were reduced by $4,113 under a custody credit arrangement with the Custodian.

Certain officers and directors of the Adviser and the Distributor, are also officers and directors of the Fund. The Adviser and/or affiliated companies owned 46,968 shares of the Fund's capital stock, representing 0.9% of the outstanding shares at April 30, 2002.


--------------------------------------------------------------------------------

Value Line Convertible Fund, Inc.

Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each year:

                                                                       Years Ended April 30,
                                                 -------------------------------------------------------------------
                                                  2002(3)        2001           2000           1999           1998
                                                 -------------------------------------------------------------------
Net asset value, beginning of year ...........   $ 12.27        $ 16.55        $ 12.77        $ 14.80        $ 13.07
                                                 -------------------------------------------------------------------
  Income (loss) from investment operations:
     Net investment income ...................       .33            .51            .43            .57            .65
     Net gains or losses on securities
       (both realized and unrealized) ........      (.97)         (2.44)          3.75          (1.33)          2.50
                                                 -------------------------------------------------------------------
  Total from investment
     operations ..............................      (.64)         (1.93)          4.18           (.76)          3.15
                                                 -------------------------------------------------------------------
  Less distributions:
     Dividends from net
       investment income .....................      (.41)          (.51)          (.40)          (.60)          (.67)
     Distributions from net
       realized gains ........................      (.25)         (1.84)            --           (.67)          (.75)
                                                 -------------------------------------------------------------------
  Total distributions ........................      (.66)         (2.35)          (.40)         (1.27)         (1.42)
                                                 -------------------------------------------------------------------
Net asset value, end of year .................   $ 10.97        $ 12.27        $ 16.55        $ 12.77        $ 14.80
                                                 ===================================================================
Total return .................................     -5.24%        -11.38%         33.21%         -4.64%         25.04%
                                                 ===================================================================
Ratios/Supplemental Data:
Net assets, end of year
     (in thousands) ..........................   $58,464        $67,240        $103,759       $69,277        $97,679
Ratio of expenses
     to average net assets ...................      1.31%(2)       1.22%(2)       1.00%(2)       1.00%(1)        .98%(1)
Ratio of net investment income
     to average net assets ...................      3.04%          3.37%          3.03%          3.98%          4.63%
Portfolio turnover rate ......................        67%            50%           127%           123%           111%

(1)   Before offset of custody credits.

(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses net of custody credits would have been unchanged for the year ended April 30, 2002, 1.21% for the year ended April 30, 2001 and .99% for the year ended April 30, 2000.

(3) As required effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30, 2002 on net investment income and net realized and unrealized gains and losses was ($.04) per share. The effect of this change was to decrease the ratio of net investment income to average net assets from 3.41% to 3.04%. Per share data and ratios for periods prior to May 1, 2001 have not been restated to reflect this change in accounting policy.

See Notes to Financial Statements.


--------------------------------------------------------------------------------
16

                                               Value Line Convertible Fund, Inc.

Report of Independent Accountants
================================================================================

To the Shareholders and Board of Directors of Value Line Convertible Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Convertible Fund, Inc. (the "Fund") at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
June 6, 2002

--------------------------------------------------------------------------------
                           Tax information (unaudited)

For the taxable year ended April 30, 2002, 28.33% of the ordinary income dividends paid by the Fund qualified for the corporate dividends received deduction available to corporate shareholders.

The amount of long term capital gain paid by the Fund for the year ended April 30, 2002 was $1,316,446.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Value Line Convertible Fund, Inc.

Management of the Fund
================================================================================

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 15 Value Line Funds and oversees a total of 16 portfolios. Each Director serves until his or her successor is elected and qualified.

                                                                 Principal
                                                                 Occupation
                                               Length of         During the                    Other Directorships
Name, Address, and Age      Position           Time Served       Past 5 Years                  Held by Director
------------------------------------------------------------------------------------------------------------------
Interested Directors*

Jean Bernhard Buttner       Chairman of the    Since 1985        Chairman, President           Value Line, Inc.
Age 67                      Board of Directors                   and Chief Executive
                            and President                        Officer of Value Line,
                                                                 Inc. (the "Adviser") and
                                                                 Value Line Publishing, Inc.
                                                                 Chairman and President
                                                                 of each of the
                                                                 15 Value Line Funds
                                                                 and Value Line
                                                                 Securities, Inc.
                                                                 (the "Distributor").

------------------------------------------------------------------------------------------------------------------
Marion N. Ruth              Director           Since 2000        Real Estate Executive:        Value Line, Inc.
5 Outrider Road                                                  President, Ruth Realty
Rolling Hills, CA 90274                                          (real estate broker);
Age 67                                                           Director of the Adviser
                                                                 since 2000.
------------------------------------------------------------------------------------------------------------------

Non-Interested Directors

John W. Chandler            Director           Since 1991        Consultant, Academic          None
1611 Cold Spring Rd.                                             Search Consultation
Williamstown, MA 01267                                           Service, Inc. Trustee
Age 78                                                           Emeritus and Chairman
                                                                 (1993 - 1994) of the
                                                                 Board of Trustees of
                                                                 Duke University;
                                                                 President Emeritus,
                                                                 Williams College.

------------------------------------------------------------------------------------------------------------------
Frances T. Newton           Director           Since 2000        Customer Support              None
4921 Buckingham Drive                                            Analyst, Duke Power
Charlotte, NC 28209                                              Company.
Age 60


--------------------------------------------------------------------------------
18

                                               Value Line Convertible Fund, Inc.

Management of the Fund
================================================================================

                                                                 Principal
                                                                 Occupation
                                               Length of         During the                    Other Directorships
Name, Address, and Age      Position           Time Served       Past 5 Years                  Held by Director
------------------------------------------------------------------------------------------------------------------
Francis C. Oakley           Director           Since 2000        Professor of History,         Berkshire
54 Scott Hill Road                                               Williams College,             Life Insurance
Williamstown, MA 01267                                           1961 to present.              Company.
Age 70                                                           President Emeritus
                                                                 since 1994 and
                                                                 President, 1985 - 1994;
                                                                 Chairman (1993 - 1997) and
                                                                 Interim President (2002) of
                                                                 the American Council of
                                                                 Learned Societies.

------------------------------------------------------------------------------------------------------------------
David H. Porter             Director           Since 1997        Visiting Professor of         None
5 Birch Run Drive                                                Classics, Williams
Saratoga Springs, NY 12866                                       College, since 1999;
Age 66                                                           President Emeritus,
                                                                 Skidmore College
                                                                 since 1999 and
                                                                 President, 1987 - 1998.

------------------------------------------------------------------------------------------------------------------
Paul Craig Roberts          Director           Since 1985        Chairman, Institute            A. Schulman Inc.
169 Pompano St.                                                  for Political Economy.        (plastics)
Panama City Beach, FL 32413
Age 63

------------------------------------------------------------------------------------------------------------------
Nancy-Beth Sheerr           Director           Since 1996        Senior Financial              None
1409 Beaumont Drive                                              Advisor, Hawthrone,
Gladwyne, PA 19035                                               since 2001;
Age 53                                                           Chairman, Radcliffe
                                                                 College Board
                                                                 of Trustees,
                                                                 1990 - 1999.


--------------------------------------------------------------------------------

Value Line Convertible Fund, Inc.

Management of the Fund
================================================================================

                                                                 Principal
                                                                 Occupation
                                               Length of         During the
Name, Address, and Age      Position           Time Served       Past 5 Years
---------------------------------------------------------------------------------------------
Officers

Jeffrey Geffen              Vice President     Since 2001        Portfolio Manager
Age 52                                                           with the Adviser since
                                                                 2001; Vice President
                                                                 Investments, Morgan
                                                                 Stanley Dean Witter
                                                                 Advisors, 1989 - 2001.

---------------------------------------------------------------------------------------------
George Graham               Vice President     Since 2001        Editor, Value Line
Age 49                                                           Convertibles Survey
                                                                 since 1998; Senior
                                                                 Convertibles Analyst
                                                                 with the Adviser.
---------------------------------------------------------------------------------------------
Bradley Brooks              Vice President     Since 2001        Portfolio Manager
Age 39                                                           with the Adviser since
                                                                 1999; Securities Analyst
                                                                 with the Adviser,
                                                                 1997 - 1999.
---------------------------------------------------------------------------------------------
David T. Henigson           Vice President,    Since 1994        Director, Vice
Age 44                      Secretary and                        President and
                            Treasurer                            Compliance Officer
                                                                 of the Adviser.
                                                                 Director and Vice
                                                                 President of the
                                                                 Distributor.
                                                                 Vice President,
                                                                 Secretary and Treasurer
                                                                 of each of the 15 Value
                                                                 Line Funds.

* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of being a director of the Adviser.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

--------------------------------------------------------------------------------
The Fund's Statement of Additional Information includes additional information about the Fund's directors and is available, without charge, upon request, by calling 1-800-243-2729.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
20

                                               Value Line Convertible Fund, Inc.

================================================================================

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--------------------------------------------------------------------------------

Value Line Convertible Fund, Inc.

================================================================================

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--------------------------------------------------------------------------------
22

                                               Value Line Convertible Fund, Inc.

================================================================================

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--------------------------------------------------------------------------------

Value Line Convertible Fund, Inc.

                         The Value Line Family of Funds
================================================================================

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987--Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993--Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


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INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 219729
                      Kansas City, MO 64121-9729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Sound View Drive, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      John W. Chandler
                      Frances T. Newton
                      Francis C. Oakley
                      David H. Porter
                      Paul Craig Roberts
                      Marion N. Ruth
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Jeffrey D. Geffen
                      Vice President
                      Bradley T. Brooks
                      Vice President
                      George Graham
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer
                      Joseph Van Dyke
                      Assistant Secretary/Treasurer

This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

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